                                                                     EXHIBIT 4.1





                           BJ'S WHOLESALE CLUB, INC.

Number _________________                                 Shares_________________

                             [GRAPHIC APPEARS HERE]

                                                         CUSIP 05548J 10 6

Incorporated                                             This Certificate
under the Laws of                                        is Transferable in
the State of Delaware                                    New York, New York

                                             See reverse for certain definitions
This Certifies that ___________________

is the owner of ____________________

fully paid and non-assessable shares of the par value of one cent ($.01) each, of the common stock of BJ's Wholesale Club, Inc. (herein called the "Corporation") transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time (copies of which are on file with the Transfer Agent). This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, BJ's Wholesale Club, Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

          Dated: ____________________

[SEAL]

          /s/ Arthur T. Silk, Jr.                  /s/ John J. Nugent
          TREASURER                                PRESIDENT

Countersigned and Registered:
  First Chicago Trust Company of New York
   Transfer Agent and Registrar

By:
     Authorized Signature

                           BJ'S WHOLESALE CLUB, INC.

     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Requests may be directed to BJ's Wholesale Club, Inc., One Mercer Road, Natick, Massachusetts 01760, or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      --as tenants in common                   UNIF GIFT MIN ACT -- ________Custodian________
TEN ENT      --as tenants by the entireties                                 (Cust)          (Minor)
JT TEN       --as joint tenants with right of                         under Uniform Gifts to Minors
               survivorship and not as tenants                        Act
               in common                                                  ---------------
                                                                            (State)




     Additional abbreviations may also be used though not in the above list.

     For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
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--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                 Attorney to transfer the
                                  -----------------
said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________


              -----------------------------------------------------------------
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By: _____________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between BJ's Wholesale Club, Inc. and First Chicago Trust Company of New York, dated as of ___________, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of BJ's Wholesale Club, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. BJ's Wholesale Club, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to or held by any Person who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void.